Exhibit 10.5

AMENDMENT NO. 2

TO NOTE PURCHASE AGREEMENT

DATED AS OF FEBRUARY 27, 2009

dated as of November 5, 2009

by and among

XPLORE TECHNOLOGIES CORP.,

XPLORE TECHNOLOGIES CORPORATION OF AMERICA,

PHOENIX VENTURE FUND LLC,

as Agent for the Purchasers,

and

MAJORITY PURCHASERS

This AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT DATED AS OF FEBRUARY 27, 2009 is entered into as of November 5, 2009 (this “Amendment Agreement”) by and among XPLORE TECHNOLOGIES CORP., a Delaware corporation (the “Parent”), XPLORE TECHNOLOGIES CORPORATION OF AMERICA, a Delaware corporation (the “Subsidiary”, and together with the Parent, the “Borrowers”), PHOENIX VENTURE FUND LLC, a Delaware limited liability company, as agent for the Purchasers (the “Agent”), and the Purchasers holding at least 51% of the aggregate principal amount of the Notes currently outstanding (the “Majority Purchasers”), as such Majority Purchasers are identified on the signature pages hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers and certain Purchasers are parties to the Note Purchase Agreement, dated as of February 27, 2009, as amended by that certain Amendment No. 1 to Note Purchase Agreement dated as of February 27, 2009 (such Note Purchase Agreement, as so amended, the “Original NPA”), pursuant to which the Borrowers (a) on the Initial Closing Date, sold to the Initial Purchasers the Initial Closing Notes and issued to the Initial Purchasers the Initial Closing Warrants, and such Initial Purchasers purchased such Initial Closing Notes and such Initial Closing Warrants from the Borrowers, and (b) on the Subsequent Closing Date, sold to the Additional Purchasers the Additional Notes and issued to the Additional Purchasers the Additional Warrants, and such Additional Purchasers purchased such Additional Notes and such Additional Warrants from the Borrowers;

WHEREAS, the Borrowers desire to issue one or more senior secured promissory notes in the aggregate principal amount of up to $3,300,000 (the “Fall 2009 Notes”), pursuant to that certain Note Purchase Agreement, dated as of November 5, 2009 (the “Fall 2009 Note Purchase Agreement”), by and among the Borrowers and the purchasers listed on the Schedule I and Schedule II thereto from time to time (the “Fall 2009 Purchasers”);

WHEREAS, in connection with the sale and issuance of the Fall 2009 Notes, the Borrowers desire the Purchasers to subordinate the indebtedness under the Notes and the security interest of the Purchasers in the Collateral to the indebtedness under the Fall 2009 Notes pursuant to the terms of the Fall 2009 Note Purchase Agreement;

WHEREAS, Section 11.8 of the Original NPA provides that, subject to Section 11.18 of the Original NPA, any term of the Original NPA may be amended, and the observance of any term hereof may be waived (either generally or in a particular instance), with the written consent of the Agent, acting on behalf of the Purchasers, and the Borrowers, and that any amendment or waiver effected in accordance with such Section 11.8 shall be binding upon each of the parties to the Original NPA;

WHEREAS, Section 11.18(b) of the Original NPA provides that the Agent and the Borrowers shall not, without the prior written consent and approval of the Majority Purchasers, amend, modify, terminate or obtain a waiver of any provision of the Original NPA, or any other Loan Document, which will have the effect of (a) reducing the principal amount of any

Notes or of any payment required to be made to the holders thereof, or modifying the terms of a payment or prepayment thereof, (b) reducing the rate or extending the time for payment of principal or interest under any Notes, or (c) releasing any Collateral; and

WHEREAS, the Majority Purchasers are willing to (a) agree to the subordination described in the third whereas clause hereof and enter into this Amendment Agreement to provide for the amendments described herein and (b) consent to the Agent’s entry into that certain Subordination Agreement, dated as of the date hereof (as amended, supplemented or modified from time to time, the “Subordination Agreement”), among the Borrowers, SG Phoenix LLC, as agent for the Fall 2009 Purchasers, the Agent, the Majority Purchasers and the purchasers holding at least 51% of the aggregate principal amount of the notes issued under that certain Note Purchase Agreement, dated as of September 5, 2008, as amended, by and among the Borrowers and the purchasers thereunder (the “Fall 2008 Majority Purchasers”), to permit, among other things, such subordination.

NOW, THEREFORE, in consideration of the premises and agreements contained in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, THE PARTIES HERETO AGREE AS FOLLOWS:

SECTION 1.         DEFINITIONS IN THIS AMENDMENT AGREEMENT

Except as otherwise defined in this Amendment Agreement (including the preamble and the whereas clauses hereof), capitalized terms are used herein with the meanings ascribed to such terms in the Original NPA.

SECTION 2.         CONSENT OF MAJORITY PURCHASERS TO AMENDMENTS TO ORIGINAL NPA

Each of the undersigned Majority Purchasers hereby represents and warrants that it holds the principal amount of the Notes currently outstanding as set forth below its signature hereto. Such undersigned Majority Purchaser hereby consents to entry into this Amendment Agreement and the Agent’s entry in to this Amendment Agreement and the Subordination Agreement, such consent to be evidenced by the execution of this Amendment Agreement by such Majority Purchasers.

SECTION 3.         AMENDMENTS TO ORIGINAL NPA

3.1           Amendment to Section 2.3 of the Original NPA.  Section 2.3 of the Original NPA is hereby amended and restated in its entirety to read as follows:

“2.3         Subordination.  The right of repayment of the Note Indebtedness and the Liens of the Purchasers in the assets of the Borrowers shall be subordinated only to (a) the rights and Liens of Silicon Valley Bank (“SVB”) under the Amended and Restated Loan and Security Agreement by and between SVB and the Subsidiary dated as of September 11, 2009 (as the same may from time to time be further amended, modified, supplemented or restated, the “Senior

Credit Agreement”), in accordance with the subordination agreement in substantially the form attached hereto as Exhibit D (the “SVB Subordination Agreement), (b) the rights and Liens of the purchasers listed on Schedule I and Schedule II (the “Fall 2009 Purchasers”) to the Note Purchase Agreement, dated as of November 5, 2009, by and among the Borrowers and the Fall 2009 Purchasers (as the same may from time to time be further amended, modified, supplemented or restated, the “Fall 2009 Note Purchase Agreement”), under the Fall 2009 Note Purchase Agreement in accordance with the subordination agreement in substantially the form attached hereto as Exhibit F (the “Subordination Agreement”), and (c) the rights of any Senior Lender in connection with any Senior Credit Facility acceptable to the Agent, acting on behalf of the Purchasers, pursuant to a subordination agreement containing terms no less favorable, as a whole, to the Purchasers than the terms of the SVB Subordination Agreement.”

3.2.          Amendments to, and Addition of, Certain Definitions in Section 9 of the Original NPA.

(a)           Amendment to Definition of “Loan Documents” in Section 9 of the Original NPA.  The definition of “Loan Documents” in Section 9 of the Original NPA is hereby amended and restated in its entirety to read as follows:

““Loan Documents” shall mean the Notes, the Security Agreement, Amendment No. 1 to the Security Agreement, Amendment No. 2 to the Security Agreement, Amendment No. 3 to the Security Agreement, the SVB Subordination Agreement, the Subordination Agreement, the Warrants and all agreements related hereto and thereto.”

(b)           Amendment to Definition of “Maturity Date” in Section 9 of the Original NPA.  The definition of “Maturity Date” in Section 9 of the Original NPA is hereby amended and restated in its entirety to read as follows:

““Maturity Date” shall mean, with respect to any Note, December 31, 2011.”

(c)           Amendment to Definition of “Permitted Liens” in Section 9 of the Original NPA.  Clauses (vi) and (vii) of the definition of “Permitted Liens” in Section 9 of the Original NPA are hereby amended and restated in their entireties to read as follows:

“(vi) the Liens evidenced by UCC-1 filings in favor of CIT Bank regarding all computer equipment and peripherals referenced in the Loan Agreement #007139097-005 dated August 24, 2005, and secured by UCC-1 filing number 52719061, and (vii) Liens in favor of the Fall 2009 Purchasers granted to them by the Borrowers under the Fall 2009 Note Purchase Agreement.”

(d)           Amendment to Definition of “Warrant Exercise Price” in Section 9 of the Original NPA.  The definition of “Warrant Exercise Price” in Section 9 of the Original NPA is hereby amended and restated in its entirety to read as follows:

““Warrant Exercise Price” shall mean $0.10 per share.”

(e)           Addition of Certain Definitions to Section 9 of the Original NPA.  The following definitions are hereby added to Section 9 of the Original NPA:

““Amendment No. 1 to the Security Agreement” shall mean that certain Amendment No. 1 to the Security Agreement, dated as of February 27, 2009, to the Security Agreement by and among the Borrowers and the Agent.”

““Amendment No. 2 to the Security Agreement” shall mean that certain Amendment No. 2 to the Security Agreement, dated as of May 29, 2009, to the Security Agreement by and among the Borrowers and the Agent.”

““Amendment No. 3 to the Security Agreement” shall mean that certain Amendment No. 3 to the Security Agreement, dated as of November 5, 2009, to the Security Agreement by and among the Borrowers and the Agent.”

““Fall 2009 Note Purchase Agreement” shall have the meaning ascribed to it in Section 2.3.”

““Fall 2009 Purchasers” shall have the meaning ascribed to it in Section 2.3.”

““SVB Subordination Agreement” shall have the meaning ascribed to it in Section 2.3.”

(f)            Deletion of Certain Definitions to Section 9 of the Original NPA.  The definition of Additional Subordination Agreement is hereby deleted in its entirety from Section 9 of the Original NPA.

3.3           Amendment to Section 11.18(a) of the Original NPA.  Section 11.18(a) of the Original NPA is hereby amended by deleting in its entirety clause (i) and inserting in lieu thereof the following:

“(i) be its true and lawful attorney in its name and on its behalf to execute, deliver, amend, waive, terminate or otherwise modify any Loan Document, subject to Section 11.18(b), and exercise all rights and powers granted to the Purchasers, and/or the Agent, acting on behalf of the Purchasers, under this Agreement and the Loan Documents, together with such powers as are reasonably incidental thereto (including entering into any amendment, waiver or modification subject to Section 11.18(b)),”

3.4           Amendment of Exhibit F to the Original NPA.  Exhibit F to the Original NPA is hereby deleted and replaced by the Subordination Agreement as defined in Section 2.3, as such Exhibit F is set forth under the Appendix hereto.

3.5           Acknowledgment of Termination of Additional Subordination Agreement.  The Majority Purchasers acknowledge and agree to the termination, as of the date hereof, of that certain subordination agreement, dated as of May 29, 2009, by and among Philip Sassower and Susan Sassower, the Agent, the Majority Purchasers and the Fall 2008 Majority Purchasers.

SECTION 4.         EFFECTIVENESS OF AMENDMENTS

The amendments to the Original NPA contained in this Amendment Agreement shall become effective on and as of the date hereof. From and after such date, each reference in the Original NPA (including the schedules and exhibits thereto) to the “Agreement”, or any like expression referring to the Original NPA, shall be deemed to refer to the Original NPA as amended by this Amendment Agreement. The Original NPA, other than as amended hereby, shall remain unchanged and in full force and effect.

SECTION 5.         MISCELLANEOUS

5.1           Severability.  Whenever possible, each provision of this Amendment Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Amendment Agreement will be reformed, construed and enforced in such jurisdiction to the greatest extent possible to carry out the intentions of the parties hereto.

5.2           Titles and Subtitles.  The titles and subtitles used in this Amendment Agreement are used for convenience only and are not to be considered in construing or interpreting this Amendment Agreement.

5.3           Governing Law; Consent to Jurisdiction.  This Amendment Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, excluding the application of any conflicts of laws principles which would require the application of the Laws of another state. Each of the parties hereto hereby irrevocably consents to the (non-exclusive) jurisdiction of the courts of the State of New York and of any Federal court located therein in connection with any suit, action or other proceeding arising out of or relating to this Amendment Agreement and waives any objection to venue in the State of New York.

5.4           Counterparts. This Amendment Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective officers as of the day and year first above written.

BORROWERS:	XPLORE TECHNOLOGIES CORP.

	By:	/s/ Michael J. Rapisand
		Name:	Michael J. Rapisand
		Title:	Chief Financial Officer

XPLORE TECHNOLOGIES CORPORATION OF AMERICA

	By:	/s/ Michael J. Rapisand
		Name:	Michael J. Rapisand
		Title:	Chief Financial Officer

AGENT:	PHOENIX VENTURE FUND LLC

	By:	SG Phoenix Ventures LLC,
its Managing Member

		By:	/s/ Andrea Goran
		Name:	Andrea Goran
		Title:	Member

Amendment No. 2 to Note Purchase Agreement dated as of February 27, 2009

MAJORITY PURCHASERS:

/s/ Ian Scott
IAN SCOTT

Principal amount of Notes currently outstanding held: $100,000.

Amendment No. 2 to Note Purchase Agreement dated as of February 27, 2009

MAJORITY PURCHASERS:

/s/ Don Young
DON YOUNG

Principal amount of Notes currently outstanding held: $100,000.

Amendment No. 2 to Note Purchase Agreement dated as of February 27, 2009

MAJORITY PURCHASERS:

/s/ Brady Stoner
BRADY STONER

Principal amount of Notes currently outstanding held: $200,000.

Amendment No. 2 to Note Purchase Agreement dated as of February 27, 2009

MAJORITY PURCHASERS:

/s/ Jim O’Donnell
JIM O’DONNELL

Principal amount of Notes currently outstanding held: $100,000.

Amendment No. 2 to Note Purchase Agreement dated as of February 27, 2009

MAJORITY PURCHASERS:

/s/ Nancy Rabbach
NANCY RABBACH

Principal amount of Notes currently outstanding held: $5,000.

Amendment No. 2 to Note Purchase Agreement dated as of February 27, 2009

MAJORITY PURCHASERS:

/s/ Frederique Meyer Erdin
YZAR VENTURES

Name: Frederique Meyer Erdin for and on behalf of SWITCO GMBH being
Title: Sole corporate director

Principal amount of Notes currently outstanding held: $100,000.

Amendment No. 2 to Note Purchase Agreement dated as of February 27, 2009

Appendix to Amendment No. 2

EXHIBIT F

FORM OF FALL 2009 SUBORDINATION AGREEMENT

[See attached.]